UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 11, 2022

COVETRUS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38794	83-1448706
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7 Custom House Street Portland, ME	04101
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (888) 280-2221

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	CVET	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Terms used but not defined herein, or for which definitions are not otherwise incorporated by reference herein, shall have the meaning given to such terms in the definitive proxy statement filed with the U.S. Securities and Exchange Commission on September 13, 2022 (the “Proxy Statement”) by Covetrus, Inc. (the “Company”, “we”, “us” or “our”), and such definitions are incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Stockholders

On October 11, 2022, the Company held a virtual special meeting of stockholders (the “Special Meeting”), at which the holders of 119,919,696 shares of Company common stock, par value $0.01 per share (the “Shares” and each, a “Share”) representing 85.58% of the Shares outstanding and entitled to vote as of the Special Meeting record date of September 7, 2022 (the “Record Date”), were present at the Special Meeting via the virtual meeting website or represented by proxy. A summary of the final voting results for the following proposals, each of which is described in detail in the Proxy Statement and first mailed to the Company’s stockholders on or about September 13, 2022, is set forth below:

Proposal 1: Adoption of the Merger Agreement

As previously announced, on May 24, 2022, the Company entered into an Agreement and Plan of Merger (the “Merger Agreement”), by and among the Company, Corgi Bidco, Inc., a Delaware corporation (“Parent”) and Corgi Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of Parent (“Merger Sub”), pursuant to which Merger Sub will be merged with and into the Company (the “Merger” and together with the other transactions contemplated by the Merger Agreement, the “Transactions”), with the Company surviving the Merger as a wholly owned subsidiary of Parent.

At the Special Meeting, the proposal to adopt the Merger Agreement (the “Merger Agreement Proposal”) was approved, having received “for” votes from holders of a majority of the outstanding Shares entitled to vote on the proposal. The final votes on Proposal 1 were as follows:

FOR	AGAINST	ABSTENTIONS
112,558,783	7,206,409	154,504

Proposal 2: Non-Binding Merger-Related Compensation Proposal

At the Special Meeting, the Company’s stockholders voted upon and approved the proposal to approve, by a non-binding advisory vote, the compensation that may be paid or become payable to the Company’s named executive officers that is based on or otherwise relates to the Transactions, including the Merger. The non-binding Merger-related compensation proposal was approved, having received “for” votes from holders of a majority of the Shares entitled to vote on such proposal. The final votes on Proposal 2 were as follows:

FOR	AGAINST	ABSTENTIONS
97,903,845	17,987,233	4,028,618

Proposal 3: Adjournment Proposal

Because no supplement or amendment to the Proxy Statement was necessary to be provided to Company stockholders and there were sufficient votes at the time of the Special Meeting to adopt the Merger Agreement, adjournment of the Special Meeting was not necessary or appropriate.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains forward-looking statements, including statement regarding the effects of the proposed acquisition of Covetrus by funds affiliated with CD&R and TPG. We may, in some cases use terms such as “predicts,” “believes,” “potential,” “continue,” “anticipates,” “estimates,” “expects,” “plans,” “intends,” “may,” “could,” “might,” “likely,” “will,” “should,” or other words that convey uncertainty of the future events or outcomes to identify these forward-looking statements. Such statements are based on a number of assumptions about future events and are subject to numerous risks and uncertainties, and actual results could differ materially from those anticipated due to a number of factors including, but not limited to, the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement; failure to satisfy conditions to completion of the Merger; risks related to disruption of management’s attention from our ongoing business operations due to the Merger; the effect of the announcement of the Merger on our relationships with our customers, operating results and business generally; the risk that the proposed merger will not be consummated in a timely manner; the potential for political, social, or economic unrest, terrorism, hostilities or war, including war between Russia and Ukraine and the potential impact of financial and economic sanctions on the regional and global economy; the impact of inflationary effects on the Company, the effect of health epidemics, including the COVID-19 pandemic, on our business and the success of any measures we have taken or may take in the future in response thereto, including compliance with prolonged measures to contain the spread of COVID-19 which may impact our ability to continue operations at our distribution centers and pharmacies; the ability to achieve performance targets, including managing our growth effectively; the ability to launch new products; the ability to successfully integrate acquisitions, operations and employees; the ability to continue to execute on our strategic plan; the ability to attract and retain key personnel; the ability to manage relationships with our supplier and distributor network, including negotiating acceptable pricing and other terms with these partners; the ability to attract and retain customers in a price sensitive environment; the ability to maintain quality standards in our technology product offerings as well as associated customer service interactions to minimize loss of existing customers and attract new customers; access to financial markets along with changes in interest rates and foreign currency exchange rates; changes in the legislative landscape in which we operate, including potential corporate tax reform, and our ability to adapt to those changes as well as adaptation by the third-parties we are dependent upon for supply and distribution; the impact of litigation; the impact of accounting pronouncements, seasonality of our business, leases, expenses, interest expense, and debt; sufficiency of cash and access to liquidity; cybersecurity risks, including risk associated with our dependence on third party service providers as a large portion of our workforce is working from home; and those additional risks discussed under the heading “Risk Factors” in our Annual Report on Form 10-K filed on February 28, 2022 and our Quarterly Report on Form 10-Q for the period ended June 30, 2022, filed on August 4, 2022. Our forward-looking statements are based on current beliefs and expectations of our management team and, except as required by law, we undertake no obligations to make any revisions to the forward-looking statements contained in this release or to update them to reflect events or circumstances occurring after the date of this release, whether as a result of new information, future developments or otherwise. Investors are cautioned not to place undue reliance on these forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

October 11, 2022		COVETRUS, INC.

	By:	/s/ Margaret B. Pritchard
	Name:	Margaret B. Pritchard
	Title:	General Counsel and Corporate Secretary

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